Exhibit 99.1

ASX / MEDIA RELEASE

Limeade Reports First Quarter 2023 Financial Results

First Quarter 2023 Adjusted EBITDA1 95% improved versus First Quarter 2022;
Company Reaffirms Full-Year Guidance for Adjusted EBITDA1, Revenue and Net Loss

SYDNEY, Australia and Bellevue, Washington. – 16 May 2023 – Limeade (ASX: LME, or the Company), an immersive employee well-being company that creates healthy employee experiences, today announced financial results for the first quarter ended 31 March 2023. Limeade CEO Henry Albrecht said, “Our 95% improvement in Adjusted EBITDA1 clearly demonstrates that Limeade has streamlined operations as we have increased focus on our core North American enterprise well-being market. We see more opportunities to increase efficiencies that, combined with our first-quarter strategic restructuring, the successful launches of our large new customers signed in 2022, and the extensions of our $10 million debt facility with Comerica Bank demonstrate our disciplined stewardship of our resources.”

First Quarter 2023 Highlights:
a.Adjusted EBITDA1: ($0.2) million, improved $4.9 million or 95% versus the prior corresponding period (PCP)
b.Revenue: $14.3 million, up $1.6 million or 13% versus PCP
c.Cash and cash equivalents were $1.6 million at 31 March 2023 down $0.9 million versus 31 March 2022. Note that in the first quarter of 2023 the company incurred $1.1 million of one-time expenses related to its first-quarter 2023 restructuring plan. It also renewed its $10M debt facility with Comerica Bank through 31 March 2024
d.The Company reaffirms its guidance for fiscal year 2023 of revenue of $57-$59 million, adjusted EBITDA1 of $0.5-$2.5 million and GAAP net loss after tax of $5-$7 million2

Albrecht continued, “In addition to being fitter and trimmer in every part of our business, we continue to deliver market-leading innovations. Our employee communications, listening and Microsoft TeamsTM “well-being in the flow of work” capabilities are unparalleled in the well-being market. I am grateful to our purpose-driven team for delivering value every day.”

1 Adjusted earnings before income, tax, depreciation and amortization (EBITDA) excludes one-time expenses and non-cash stock compensation expenses. Adj EBITDA is an unaudited value.

2 The guidance provided above includes forward-looking statements. Actual results may differ materially. Refer to the “Forward-Looking Statements” section below for information on the factors that could cause our actual results to differ materially from these forward-looking statements

The Company made related third-party payments of $106 thousand for the quarter ended 31 March 2023, representing fees paid to non-executive directors for performance of their required duties as disclosed in the prospectus and annual report.

This release dated 16 May 2023 has been authorised for lodgement to ASX by Henry Albrecht CEO of Limeade and lodged by Mr Danny Davies the Limeade ASX Representative.

About Limeade:
Limeade is an immersive employee well-being company that creates healthy employee experiences. Limeade Institute science guides its industry-leading software and its own award-winning culture. Today, millions of users in over 100 countries use Limeade solutions to navigate the future of work. By putting well-being at the heart of the employee experience, Limeade reduces burnout and turnover while increasing well-being and engagement — ultimately elevating business performance. To learn more, visit www.limeade.com

Limeade, Inc. Australian Registered Business Number 637 017 602, a public limited company registered under the Washington Business Corporation Act (UBI Number: 602 588 317).

Limeade, Inc. │ ARBN 637 017 602 │ 10885 NE 4th Street ∙ Suite 400 ∙ Bellevue ∙ WA 98004

Disclosure:
This ASX release does not constitute an offer to sell, or the solicitation of an offer to buy, nor shall there be any sale of any securities referred to herein in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful. Any securities referred to herein have not been registered under the US Securities Act of 1933, as amended (the "US Securities Act") and may not be offered or sold in the United States or to US persons absent registration or an applicable exemption from registration under the US Securities Act and applicable state securities laws. In addition, any hedging transactions involving the securities referred to herein may not be conducted unless in compliance with the US Securities Act.

Forward-Looking Statements:
This press release by Limeade, Inc (“Limeade”, the “Company”, “we”, “us”, or similar terms) contains forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as “believe”, “may”, “will”, “potentially”, “estimate”, “continue”, “anticipate”, “intend”, “could”, “would”, “project”, “target”, “plan”, “expect”, and similar expressions. You should not put undue reliance on any forward-looking statements. There are a significant number of factors that could cause our actual results, performance or achievement to differ materially and adversely from the statements made in this press release, including: competition in our market; our ability to attract new customers and renew and expand sales to existing customers; our ability to effectively introduce enhancements to our platform; our ability to maintain data privacy and security; our ability to effectively manage growth; our ability to expand internationally; unfavorable conditions in our industry and other general market, political, economic, and business conditions, including those related to the continuing impact of COVID-19, heightened inflation and rising interest rates. For more information regarding the risks and uncertainties that could cause actual results, performance, or achievement to differ materially and adversely from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the “Risk Factors” section of our Securities and Exchange Commission (the “SEC”) filings that we may file from time to time, copies of which are available on our website at https://investors.limeade.com and on the SEC’s website at www.sec.gov. You should not rely on these forward-looking statements, as actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of such risks and uncertainties. All forward-looking statements in this press release are based on information available to us as at the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect new information or the occurrence of unexpected events, except as required by law. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements.

Non-GAAP Financial Measures:
Limeade uses certain non-GAAP financial measures in this release. Limeade uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating its ongoing operational performance. Limeade believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures that Limeade uses may differ from measures that other companies may use.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Non-GAAP expenses, measures and net loss per share. Limeade defines non-GAAP sales and marketing, non-GAAP research and development, non-GAAP general and administrative, non-GAAP gross profit, non-GAAP operating loss and non-GAAP net loss as the respective GAAP balances, adjusted for stock-based compensation, amortization of internally developed software and intangible assets, impairment of goodwill and long-lived assets, non-cash expenses related to debt agreements, capitalization of internally developed software, non-recurring costs associated with restructurings, and certain professional fees that the Company has incurred that relate to one-time events. Non-GAAP net loss per share is calculated as non-GAAP net loss divided by the weighted average shares outstanding.

Limeade, Inc. │ ARBN 637 017 602 │ 10885 NE 4th Street ∙ Suite 400 ∙ Bellevue ∙ WA 98004

Adjusted EBITDA. Limeade defines Adjusted EBITDA as net loss, adjusted for stock-based compensation expense, depreciation, amortization of internally developed software and intangible assets, capitalization of internally developed software, impairment of goodwill and long-lived assets, benefit from or provision for income taxes, other income, net, non-recurring costs associated with restructurings, and certain professional fees that the Company has incurred in responding to third-party subpoenas that the Company has incurred related to one-time events. These amounts are often excluded by other companies to help investors understand the operational performance of their business. The Company uses Adjusted EBITDA as a measurement of its operating performance because it assists in comparing the operating performance on a consistent basis by removing the impact of certain non-cash and non-operating items. Adjusted EBITDA reflects an additional way of viewing aspects of the operations that Limeade believes, when viewed with the GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting its business.

Limeade, Inc. │ ARBN 637 017 602 │ 10885 NE 4th Street ∙ Suite 400 ∙ Bellevue ∙ WA 98004

Limeade, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)
(in thousands, except shares and per share data)

	March 31, 2023	December 31, 2022
Assets
Current assets
Cash and cash equivalents	$1,625	$2,559
Accounts receivable, net of allowance for doubtful accounts of $271 and $268, respectively	10,037	10,862
Capitalized sales commissions	760	716
Prepaid expenses and other current assets	5,177	6,105
Total current assets	17,599	20,242
Property and equipment, net	350	413
Capitalized software development costs, net	15,360	14,634
Capitalized sales commissions, net of current portion	927	1,023
Operating lease right-of-use assets	875	1,236
Goodwill	8,562	8,562
Intangible assets, net	2,556	2,830
Other non-current assets	408	411
Total assets	$46,637	$49,351

Liabilities and stockholders' equity
Current liabilities
Trade payables	$1,711	$2,719
Accrued expenses and other current liabilities	11,161	13,056
Operating lease liabilities	955	1,328
Deferred revenue	21,439	16,344
Customer deposits	2,676	3,152
Revolving Credit Facility	1,165	2,450
Total current liabilities	39,107	39,049
Operating lease liabilities, net of current portion	5	38
Deferred tax liability	12	13
Total liabilities	39,124	39,100

Stockholders' equity
Preferred stock (no par value, 10,000,000 shares authorized, zero shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively)	—	—
Common stock (no par value, 550,000,000 shares authorized, 258,132,147 and 257,245,284 shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively)	—	—
Additional paid-in capital	73,114	72,735
Accumulated other comprehensive income	122	148
Accumulated deficit	(65,723)	(62,632)
Total stockholders' equity	7,513	10,251
Total liabilities and stockholders' equity	$46,637	$49,351

Limeade, Inc. │ ARBN 637 017 602 │ 10885 NE 4th Street ∙ Suite 400 ∙ Bellevue ∙ WA 98004

Limeade, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(in thousands, except shares and per share data)

	Three Months Ended March 31,
	2023	2022
Revenue:
Subscription services	$13,750	$12,188
Other	586	499
Total revenue	14,336	12,687
Cost of revenue	4,921	4,467
Gross profit	9,415	8,220
Operating expenses:
Sales and marketing	3,791	5,212
Research and development	5,505	6,031
General and administrative	3,125	3,471
Total operating expenses	12,421	14,714
Loss from operations	(3,006)	(6,494)
Other expense (income), net	81	(26)
Loss before income taxes	(3,087)	(6,468)
Income tax expense	4	6
Net loss	$(3,091)	$(6,474)
Net loss per share attributable to common stockholders, basic and diluted	$(0.01)	$(0.03)
Weighted-average shares of common stock outstanding, basic and diluted	257,710,085	254,093,967
Limeade, Inc. │ ARBN 637 017 602 │ 10885 NE 4th Street ∙ Suite 400 ∙ Bellevue ∙ WA 98004

Limeade, Inc.
Condensed Consolidated Statements of Cash Flow
(Unaudited)
(in thousands)

	Three Months Ended March 31,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(3,091)	$(6,474)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	1,191	742
Stock-based compensation	367	592
Non-cash operating lease expense	360	338
Amortization of capitalized sales commissions	184	64
Foreign currency transactions	(10)	—
Changes in operating assets and liabilities
Accounts receivable	827	831
Prepaid expenses and other current assets	928	(651)
Capitalized sales commission	(133)	(112)
Other non-current assets	3	2
Trade payables	(1,008)	(1,020)
Accrued expenses and other current liabilities	(1,897)	224
Deferred revenue	5,095	3,494
Customer deposits	(468)	(1,081)
Operating lease liabilities	(405)	(365)
Net cash provided by (used in) operating activities	1,943	(3,416)
CASH FLOWS FROM INVESTING ACTIVITIES
Capitalized software development costs	(1,547)	(1,669)
Purchases of property and equipment	(35)	(93)
Net cash used in investing activities	(1,582)	(1,762)
CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under revolving credit facility	7,500	—
Repayments under revolving credit facility	(8,785)	—
Proceeds from exercise of stock options	12	41
Net cash (used in) provided by financing activities	(1,273)	41
Foreign currency effect on cash and cash equivalents	(22)	(57)
NET CHANGE IN CASH AND CASH EQUIVALENTS	(934)	(5,194)
CASH AND CASH EQUIVALENTS
Beginning of period	$2,559	13,939
End of period	$1,625	$8,745
SUPPLEMENTAL CASH FLOW DISCLOSURES:
Cash paid for interest	$116	$1
Cash paid for taxes	$—	$28
NON-CASH OPERATING, INVESTING, AND FINANCING ACTIVITIES
Property and equipment included in accounts payable	$—	$2

Limeade, Inc. │ ARBN 637 017 602 │ 10885 NE 4th Street ∙ Suite 400 ∙ Bellevue ∙ WA 98004

Limeade, Inc.
Reconciliation of Non-GAAP Measures
(Unaudited)
(in thousands)

	Three Months Ended March 31,		Change
	2023	2022	Amount	%
Gross Profit (GAAP)	$9,415	$8,220	1,195	15%
Plus Stock-based compensation	$62	$103	(41)	(40)%
Plus Amortization of internally developed software	821	392	429	109%
Gross Profit (Non-GAAP)	$10,298	$8,715	1,583	18%

Operating Loss (GAAP)	(3,006)	(6,494)	3,488	54%
Plus Stock-based compensation	305	489	(184)	(38)%
Operating Loss (Non-GAAP)	(2,701)	(6,005)	3,304	55%

Net Loss (GAAP)	(3,091)	(6,474)	3,383	52%
Plus Stock-based compensation	367	592	(225)	(38)%
Plus Amortization of internally developed software	821	392	429	109%
Plus Restructuring related expenses	1,050	—	1,050	—%
Plus Other one-time expenses	185	—	185	—%
Net Loss (Non-GAAP)	(668)	(5,490)	4,822	88%

Net Loss	(3,091)	(6,474)	3,383	52%
Depreciation	71	74	(3)	(4)%
Amortization	1,095	666	429	64%
Provision for income taxes	4	6	(2)	(33)%
Stock-based compensation	367	592	(225)	(38)%
Plus Restructuring related expenses	1,050	—	1,050	—%
Plus Other one-time expenses	185	—	185	—%
Other expense (income), net	81	(26)	107	412%
Adjusted EBITDA	(238)	(5,162)	4,924	95%
Limeade, Inc. │ ARBN 637 017 602 │ 10885 NE 4th Street ∙ Suite 400 ∙ Bellevue ∙ WA 98004